UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2003

MAGIC LANTERN GROUP, INC.
 (Exact name of registrant as specified in its charter)

New York                                                     1-9502                                                     13-3016967
 (State or other                             (Commission File Number)                                         (IRS Employer
jurisdiction of incorporation)                                                                                     Identification No.)

1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2
 (Address of principal executive offices) (Zip Code)

(905) 827-2755
Registrant's telephone number, including area code

JKC Group, Inc.
1385 Broadway
New York, New York 10018
(Former name or former address, if changed since last report)

Item 5. Other Events.

                On August 11, 2003, the Magic Lantern Group, Inc. launched "Magic Lantern Health and Medical," a new operating division.  This international division will provide medical information to the public, health care professionals and their patients as well as to home customers.  A library of topics that focus on patient care, medical issues, nutrition and wellness will be distributed to customers in video and digital format.  William J. Alton has been hired to serve as director of the Magic Lantern Health and Medical division.

Item 7. Financial Statements and Exhibits

                (c) Exhibits
                                99 Press Release

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magic Lantern Group, Inc.

Date: August 11, 2003	By:	/s/ Robert A. Goddard
	Name:	Robert A. Goddard
	Title:	Interim Chief Executive Officer, Chief Financial Officer